EXHIBIT 99.1

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of April 23, 2008 (the "Agreement"), by and between Cory Heitz (“Heitz”), residing at 3505 Castlegate Court, Lexington, Kentucky 40502, and Vision Opportunity Master Fund, Ltd. (“Vision”), a Cayman Islands company with its principal office located at c/o Citi Hedge Fund Services (Cayman) Limited, Cayman Corporate Centre, 27 Hospital Road, 5th Floor, Grand Cayman KY1-1109, Cayman Islands.

WITNESSETH:

WHEREAS, Heitz is the owner of 5,000,000 shares of common stock, par value $.000001 per share (the “Shares”), of MH & SC Incorporated (“MH & SC”), a Delaware corporation with its principal executive office located at 3505 Castlegate Court, Lexington, Kentucky 40502; and

WHEREAS, Heitz desires to sell, and Vision desires to purchase, all of the Shares on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual representations, warranties, agreements and indemnities herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

1. Purchased Shares

Subject to the terms and conditions herein stated, Heitz hereby agrees to sell, assign, transfer and deliver to Vision on the Closing Date, and Vision hereby agrees to purchase from Heitz on the Closing Date, all right, title and interest of Heitz in and to the Shares for a total purchase price of $345,000 (inclusive of $20,000 in expenses, disbursements and legal fees incurred in connection herewith).

2. Payment of Consideration

In furtherance of the consummation of the transactions contemplated hereby, Vision shall (a) pay the purchase price by delivering to Greenberg Traurig, LLP, with offices at The MetLife Building, 200 Park Avenue, 15th Floor, New York, New York 10166, as escrow agent (the “Escrow Agent”), (i) Vision's check in the amount of $25,000 payable to the order of Heitz, or by wire transferring such amount in immediately available funds to the Escrow Agent’s designated account, as an initial deposit, simultaneously with the execution and delivery of this Agreement, and (ii) the balance of the purchase price in the amount of $320,000 by check or wire transfer, on the Closing Date, and (b) Heitz shall deliver to the Escrow Agent (i) the stock certificate(s) representing the Shares, properly endorsed and/or accompanied by instruments of transfer duly executed in blank, medallion guaranteed, simultaneously with the execution and delivery of this Agreement, and (ii) the opinion of counsel for Heitz, dated on the Closing Date, in substantially the form provided in Exhibit A hereto.

3. Closing Date

The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place on or before May 31, 2008 (the “Closing Date”), at the offices of the Escrow Agent in New York, New York.

4. Representations and Warranties

4.1 By Heitz. Heitz represents and warrants as follows and acknowledges that Vision is relying upon such representations and warranties in connection with the purchase by Vision of the Shares:

(a)	MH & SC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

(b)
The authorized capital stock of MH & SC consists of 1,000,000,000 shares of common stock and 20,000,000 shares of preferred stock; and of such authorized capital, only 6,265,000 shares of common stock (inclusive of the Shares) have been duly issued and are outstanding and are fully paid and non-assessable;

(c)
No person, corporation or other entity has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase from MH & SC of any securities (including convertible securities) of MH & SC; and the Call Option Agreement with the former members of My Health and Safety Company LLC, as disclosed in MH & SC’s 2007 Form 10-KSB, will expire on April 25, 2008, and will not be extended by MH & SC;

(d)
All of the Shares are owned by Heitz as the registered and beneficial owner of record, with good and marketable title thereto, free and MH & SCar of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances, restrictions and demands whatsoever (other than restrictions imposed by federal or state securities laws);

(e)
No person, corporation or other entity (other than Vision pursuant to this Agreement) has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase of any of the Shares;

(f)
Neither Heitz nor MH & SC is party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein;

(g)
Heitz has all requisite power and authority to execute, deliver and perform his obligations under this Agreement; the execution, delivery and performance of this Agreement by Heitz has been duly authorized by all necessary action on the part of Heitz; and this Agreement constitutes the legal, valid and binding obligation of Heitz, enforceable against him in accordance with its terms;

(h)
None of the reports, notices, statements and other filings made by MH & SC with the SEC (the “SEC Documents”) since March 1, 2007, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading. Nothing has occurred with respect to which the Company would be required to file any current report on Form 8-K since March 1, 2007. The balance sheets and statements of income, changes in financial position and stockholders’ equity contained in any of the SEC Documents have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits); and without limitation of the foregoing, MH & SC has no material liabilities, fixed or contingent, known or unknown, except to the extent reflected in such financial statements or thereafter incurred in the ordinary course of business.

(i)	MH & SC has not been informed that its shares of common stock fail to qualify or will be delisted from the OTC Bulletin Board.

(j)
Since January 1, 2008, (i) the business of MH & SC has been operated in the ordinary course, (ii) there has been no material adverse change in the financial condition, operations or business of MH & SC from that reflected in the aforesaid financial statements, and MH & SC has not incurred any material obligation or liability except in the ordinary course of business, and (iii) there has not been any (A) declaration, setting aside the payment of any dividend or other distribution with respect to the capital stock of MH & SC, (B) direct or indirect redemption, purchase or other acquisition by MH & SC of any of its capital stock, or (C) increase in the rate of salary or compensation paid or payable by MH & SC to Heitz or any other officer, director or employee of MH & SC;

(k)	MH & SC is not in material default of any of its obligations (including, but not limited to, all leases to which MH & SC is a party or by which MH & SC is bound, whether for realty or personalty);

(l)	MH & SC has, to the date hereof, filed all tax returns and paid or made adequate reserve on its books for all taxes, assessments and other impositions as and to the extent required by law;

(m)
MH & SC is in compliance in all material respects with all laws, statutes, regulations, rules and ordinances applicable to the conduct of its business, and has in full force and effect all licenses, permits and other authorizations required for the conduct of its business as presently constituted;

(n)
MH & SC does not own any real estate or any interest therein, and Heitz has previously delivered to Vision true and complete copies of all leases respecting real estate to which MH & SC is a party or by which MH & SC may be bound;

(o)
MH & SC maintains, has in full force and effect, and has paid all premiums in respect of insurance covering its business and assets against such hazards and in such amounts as are normal and customary for similar businesses of similar size in the locality;

(p)	MH & SC is not a party to or bound by any collective bargaining agreement, employment agreement, consulting agreement or other commitment for the employment or retention of any person;

(q)
MH & SC does not maintain and is not required to make any contributions to any pension, profit-sharing, retirement, deferred compensation or other such plan or arrangement for the benefit of any employee, former employee or other person;

(r)	there is no pending or, to Heitz’s knowledge, threatened litigation, arbitration, administrative proceeding or other legal action or proceeding against or relating to MH & SC’s business;

(s)
MH & SC has the valid right to utilize all trade names and other intellectual property utilized in its business, and has not received notice of any claimed infringement of such intellectual property with the rights or property of any other person;

(t)
neither Heitz nor MH & SC has any knowledge of any fact, event, circumstance or condition that would materially impair MH & SC’s ability to continue its normal operations as heretofore conducted (other than general, industry-wide conditions); and

(u)	MH & SC is not a shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and has been in continuous operation since January 2006.

4.2 By Vision. Vision represents and warrants as follows and acknowledges that Heitz is relying upon such representations and warranties in connection with the sale by Heitz of the Shares:

(a)	Vision is a company validly existing and in good standing under the laws of the Cayman Islands;

(b)
Vision has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement by Vision has been duly authorized by all necessary action on the part of Vision; and this Agreement constitute the legal, valid and binding obligation of Vision, enforceable against Vision in accordance with its terms;

(c)
Vision is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument or charter provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein; and

(d)	Vision is purchasing the Shares for its own account for investment purposes, and not with a view to the distribution thereof in violation of any applicable securities laws.

5. Survival of Representations and Warranties

5.1 Heitz. The representations and warranties of Heitz contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the consummation of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Vision, shall continue in full force and effect for the benefit of Vision and any claim in respect thereof shall be made in writing:

(a)	with respect to representations and warranties of Heitz, relating to matters other than tax matters, for a period of 18 months after the Closing Date; and

(b)
with respect to representations and warranties of Heitz, relating to tax liability or other tax matters, within the period commencing on the Closing Date and expiring on the date on which the last applicable limitation period (without giving effect to any voluntary extension(s) hereafter granted by or on behalf of MH & SC) under any applicable taxation legislation expires with respect to any fiscal year of MH & SC which is relevant in determining any relevant tax liability of MH & SC.

5.2 Vision. The representations and warranties of Vision contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Heitz, shall continue in full force and effect for the benefit of Heitz and any claim in respect thereof shall be made in writing for a period of 18 months after the Closing Date.

5.3 General. The provisions of this Section 5 respecting the expiration of claims periods is expressly subject to Section 10.3 hereof.

6. Transfer and Escrow

6.1 Transfer. This Agreement shall operate as an immediate and effective transfer and assignment of the Shares by Heitz to Vision as at the Closing Date. The parties agree to do all such other acts and things as may be necessary to give effect to the provisions hereof, and without limiting the generality of the foregoing, to validly and effectively transfer the Shares from Heitz to Vision as at the Closing Date, and to disclose the resulting change in control of MH & SC in a current report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) following the Closing. This Agreement will constitute, and may be presented to MH & SC and its transfer agent and registrar as, Heitz’s irrevocable authorization to transfer the record ownership of the Shares to Vision on the stock transfer ledger of MH & SC.

6.2 Escrow. The Escrow Agent shall not be obligated to see to the proper application of the escrow funds and stock certificate(s), but shall merely be obligated to disburse and deliver same to Heitz and Vision at their request, as more fully set forth in the Escrow Agreement attached as Exhibit B hereto. The Escrow Agent shall not be liable for its actions as such except for gross negligence or willful misconduct.

7. Additional Agreements

7.1 Heitz shall remain the Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors of MH & SC following the Closing. As such, Heitz shall cause MH & SC to prepare and file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and any quarterly reports on Form 10-Q for the quarters ended thereafter, and any current reports on Form 8-K, as required, so long as he remains an executive officer of MH & SC.

7.2 Each of Heitz and Vision shall take or cause to be taken all necessary or desirable actions, steps and corporate proceedings to approve or authorize the transactions contemplated by this Agreement and the execution and delivery of this Agreement and other agreements, understandings and documents contemplated hereby, and shall cause all necessary meetings of directors and stockholders to be held for such purpose.

8. Conditions

8.1 Conditions to the Obligation of Vision. The obligation of Vision to complete the transactions contemplated herein is subject to the satisfaction of, or compliance with, on or before the Closing Date, each of the following conditions (each of which is acknowledged to be for the exclusive benefit of Vision and may be waived by it in whole or in part):

(a)	the representations and warranties of Heitz contained herein shall be true and correct as at the Closing Date;

(b)
Heitz shall have performed all of his obligations under this Agreement to be performed by him on or prior to the Closing Date and Heitz shall not be in breach of any agreement on his part contained in this Agreement; and

(c)
all documents relating to the due authorization and completion of the transactions contemplated hereby and all actions and proceedings taken on or prior to the Closing Date in connection with the performance by Heitz of his obligations under this Agreement shall be satisfactory to Vision and its counsel and Vision shall have received copies of all such documents or other evidence as it may reasonably request in form and substance satisfactory to Vision and its counsel.

If any of the conditions contained in Section 8.1 hereof shall not be fulfilled or performed at or before the Closing Date to the reasonable satisfaction of Vision, Vision may, by written notice to Heitz, terminate all its obligations hereunder.

8.2 Conditions to the Obligation of Heitz. The obligation of Heitz to complete the transactions contemplated hereunder is subject to the satisfaction of, or compliance with, on or before the Closing Date, each of the following conditions (each of which is acknowledged to be for the exclusive benefit of Heitz and may be waived by him in whole or in part):

(a)	the representations and warranties of Vision contained herein shall be true and correct as at the Closing Date;

(b)
Vision shall have performed all its obligations under this Agreement to be performed by it on or prior to the Closing Date and Vision shall not be in breach of any agreement on its part contained in this Agreement; and

(c)
all documents relating to the due authorization and completion of the transactions contemplated hereby and all actions and proceedings taken on or prior to the Closing Date in connection with the performance by Vision of its obligations under this Agreement shall be satisfactory to Heitz and his counsel and Heitz shall have received copies of all such documents or other evidence as he may reasonably request in form and substance satisfactory to Heitz and his counsel.

If any of the conditions contained in Section 8.2 hereof shall not be fulfilled or performed on or before the Closing Date to the reasonable satisfaction of Heitz, Heitz may, by written notice to Vision, terminate all his obligations hereunder.

9. Termination

This Agreement may be terminated at any time prior to the Closing Date referred to in Section 3 hereof by Vision. In the event of such termination, neither party shall have any liability of any kind to the other party.

10. Indemnification

10.1 Each party hereto agrees to indemnify and hold harmless the other party from and in respect of any cost, claim, loss, damage, liability or expense which such other party may suffer or incur, whether at law or in equity, arising out, resulting from or in connection with the inaccuracy of any representation or warranty contained herein, for the time periods provided in Section 5.1 hereof.

10.2 No claim for indemnification will arise until written notice thereof is given to the party from whom indemnification is sought or claimed (the “Indemnitor”). Such notice shall be sent within a reasonable time following the determination by the party seeking indemnification (the "Indemnitee") that a claim for indemnity may exist. In the event that any legal proceedings shall be instituted or any claim or demand is asserted by any third person in respect of which either party may seek any indemnification from the other party, the Indemnitee shall give or cause to be given to the Indemnitor written notice thereof and the Indemnitor shall have the right, at its option and expense, to be present at the defense of such proceedings, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times remain with the Indemnitee, unless the Indemnitor irrevocably acknowledges full and complete responsibility for indemnification of the Indemnitee in respect of the subject claim, in which case the Indemnitor may assume such control through counsel of its choice; provided, however, that no settlement shall be entered into without the Indemnitee's prior written consent (which shall not be unreasonably withheld). The parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

10.3 Notwithstanding anything in this Agreement to the contrary, the indemnity provided for in this Section 10 shall apply to any loss, claim, cost, damage, expense or liability, whether or not the actual amount thereof shall have been ascertained prior to the final day upon which a claim for indemnity with respect thereto may be made hereunder in accordance with Section 5 hereof, so long as written notice thereof shall have been given to the party from whom indemnification is sought prior to said date, setting forth specifically and in reasonable detail, so far as is known, the matter as to which indemnification is being sought, but nothing herein shall be construed to require payment of any claim for indemnity until the actual amount payable shall have been finally ascertained.

11. Notices

Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given when sent by certified or registered mail or by hand, addressed to the addresses set forth on the first page of this Agreement or to such other address furnished by notice given in accordance with this Section 11. A copy of any notice sent to Vision shall also be sent to Vision Capital Advisors LLC, 20 West 55th Street, 5th Floor, New York, New York 10019, Attention: Kim Gabriel, Esq., Legal and Operations.

12. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. In the event there is any dispute between the parties as to their rights and obligations under this Agreement, the parties submit to the jurisdiction of any state or federal court sitting in the State and City of New York, and waive any defense of inconvenient forum to the maintenance of any action so brought.

13. Entire Agreement

This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. There are no verbal statements, representations, warranties, undertakings or agreements between the parties. This agreement may be amended only by an instrument in writing signed by both parties.

14. Time of the Essence

Time shall be of the essence of this Agreement.

15. Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, which consent may be withheld in either party's sole and absolute discretion, except that Vision may assign its rights hereunder to MH & SC without Heitz’s consent.

16. Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

/s/ Cory Heitz
Cory Heitz

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Adam Benowitz
Director